UNITED STATES OF AMERICA
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



  Date of Report (Date of earliest event reported) May 19, 2003 (May 5, 2003)
                                                   --------------------------


                           COMTEC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



             New Mexico                 0-12116              75-2456757
             ----------                 -------              ----------
           (State or other           (Commission           (IRS Employer
            Jurisdiction             File Number)        Identification No.)
          Of Incorporation)

    12835 East Arapahoe Road, Suite 800, Englewood, Co.               80112
          (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:   (303) 662-1198



                        This Document consists of 2 pages



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Item 6:  Resignations of Registrants Directors

Between April 10, 2003 and May 5, 2003 each of the following directors notified the Registrant that they resigned as a member of the Registrant's Board of
Directors: James J. Krejci, Marc Maassen and Gordon Dihle. The resignations did not involve a disagreement with the Registrant on any matter relating to the Registrant's operation, policies or practices.


                                   SIGNATURES

                                          ComTec International, Inc.
                                          --------------------------
                                                 (Registrant)

Date:   May 19, 2003
                                          s/s Gordon Dihle
                                          --------------------------------------
                                          Gordon Dihle - Authorized Officer